Exhibit 10.24

                American Home Products Corporation
                 1996 STOCK INCENTIVE PLAN

     (As approved by the Board of Directors on January 25, 1996, subject to the approval of stockholders at the April 1996 Annual
Meeting)

     Section 1. Purpose. The purpose of the 1996 Stock Incentive Plan (the "Plan") is to provide favorable opportunities for officers and other key employees of American Home Products Corporation (the "Company") and its subsidiaries to acquire shares of Common Stock of the Company or to benefit from the appreciation thereof. Such opportunities should provide an increased incentive for these employees to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the stockholders, and increase the ability of the Company to attract and retain individuals of exceptional skill upon whom, in large measure, its sustained progress, growth and profitability depend.

     Pursuant to the Plan, options to purchase the Company's Common Stock ("Options") and Stock Appreciation Rights may be granted and Restricted Stock may be awarded by the Company. Options granted under the Plan may be either incentive stock options, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not meet the requirements of said Section 422(b) of the Code, herein referred to as non-qualified stock options.

     It is intended, except as otherwise provided herein, that incentive stock options may be granted under the Plan and that such incentive stock options shall conform to the requirements of
Section 422 and 424 of the Code and to the provisions of this Plan and shall otherwise be as determined by the Committee and, to the extent provided in the last sentence of Section 2 hereof, approved by the Board of Directors. The terms "subsidiaries" and "subsidiary corporation" shall have the meanings given to them by
Section 424 of the Code. All section references to the Code in this Plan are intended to include any amendments or substitutions therefor subsequent to the adoption of the Plan.

     Section 2. Administration. The Plan shall be administered by the Compensation and Benefits Committee (the "Committee") consisting of two or more members of the Board of Directors of the Company, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have full authority to grant Options and Stock Appreciation Rights, and make Restricted Stock awards, to interpret the Plan and to make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan, taking into consideration the recommendations of management. The decisions of the Committee shall be binding and conclusive for all purposes and upon all persons unless and except to the extent that the Board of Directors of the Company shall have previously directed that all or specified types of decisions of the Committee shall be subject to approval by the Board of Directors.


     Section 3. Number of Shares. The total number of shares which may be sold or awarded under the Plan and with respect to which Stock Appreciation Rights may be exercised shall not exceed 15,000,000 shares of the Company's Common Stock. Such number shall be, without further action, adjusted to 30,000,000 in accordance with Section 8 hereof upon the consummation of a two-for-one stock split (in the form of a dividend) anticipated to occur in 1996. The total number of shares which may be sold or awarded under the Plan to any optionee (hereinafter defined), including shares for which Stock Appreciation Rights may be exercised, shall not exceed 10% of such number, as and if adjusted, over the life of the Plan. The shares may be authorized and unissued or issued and reacquired shares, as the Board of Directors from time to time may determine. Shares with respect to which Options or Stock Appreciation Rights are not exercised prior to termination of the Option and shares that are part of a Restricted Stock award which are forfeited before the restrictions lapse shall be available for Options and Stock Appreciation Rights thereafter granted and for Restricted Stock thereafter awarded under the Plan, to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time).

     Section 4. Participation. The Committee may, from time to time, select and grant Options and Stock Appreciation Rights to officers (whether or not directors) and other key employees of the Company and its subsidiaries ("optionees") and award Restricted Stock to officers (whether or not directors) and other key employees of the Company and its subsidiaries and shall determine the number of shares subject to each Option or award.

     Section 5. Terms and Conditions of Options. The terms and conditions of each Option and each Stock Appreciation Right shall be set forth in an agreement or agreements between the Company and the optionee. Such terms and conditions shall include the following as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Committee:

     (a) Number of Shares. The number of shares subject to the Option.

     (b) Option Price. The option price per share (the "Option Price"), which shall not be less than 100% of the fair market value of the Company's Common Stock on the date the Option is granted. Fair market value shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Option is granted.

     (c) Date of Grant. Subject to previous directions of the Board of Directors pursuant to the last sentence of Section 2, the date of grant of an Option shall be the date when the Committee meets and awards such Option.

     (d) Payment. The Option Price multiplied by the number of shares to be purchased by exercise of the Option shall be paid upon the exercise thereof. Unless the terms of an Option provide to the contrary, upon exercise, the aggregate Option Price shall be payable by delivering to the Company (i) cash equal to such aggregate Option Price, (ii) shares of the Company's Common Stock owned by the grantee having a fair market value (determined in accordance with Section 5(b)) at least equal to such aggregate Option Price, (iii) a combination of any of the above methods which total to such aggregate Option Price, or (iv) any other form of consideration which has been approved by the Committee, including under any approved cashless exercise mechanism; and payment of such aggregate Option Price by any such means shall be made and received by the Company prior to the delivery of the shares as to which the Option was exercised. The right to deliver in full or partial payment of such Option Price any consideration other than cash shall be limited to such frequency as the Committee shall determine in its absolute discretion. A holder of an Option shall have none of the rights of a stockholder until the shares are issued to him or her; provided that if an optionee exercises an Option and the appropriate purchase price is received by the Company in accordance with this Section 5(d) prior to any dividend record date, such optionee shall be entitled to receive the dividends which would be paid on the shares subject to such exercise if such shares were outstanding on such record date.

     (e) Term of Options. Each Option granted pursuant to the Plan shall be for the term specified in the applicable option agreement (the "Option Agreement") subject to earlier termination in all cases as provided in paragraph (g) of this Section.

     (f) Exercise of Option. Options granted under the Plan may be exercised during the period and in accordance with the conditions set forth in the Plan and the applicable Option Agreement; provided, however, that (i) no option granted under the Plan may be exercisable earlier than the later of (A) one year from the date of grant or (B) the date on which the optionee completes two years of continuous employment with the Company or one or more of its subsidiaries and (ii) in the event of an optionee's death, Retirement (as defined below) or Disability (as defined below), any options held by such optionee shall become exercisable on his or her Retirement date, the date his or her employment terminates on account of Disability or the date of his or her death provided he or she has been in the continuous employment of the Company or one or more of its subsidiaries for at least two years at such time. No Option may be exercised after it is terminated as provided in paragraph (g) of this Section, and no Option may be exercised unless the optionee, except as provided in paragraph (g) of this Section, is then employed by the Company or any of its subsidiaries and shall have been continuously employed by the Company or one or more of such subsidiaries since the date of the grant of his or her Option. Non-qualified stock options and incentive stock options may be exercised regardless of whether or not other Options granted to the optionee pursuant to the Plan are outstanding or whether or not other stock options granted to the optionee pursuant to any other plan are outstanding.

     (g) Termination of Options. An Option, to the extent not validly exercised, shall terminate upon the occurrence of the first of the following events:

          (i)  On the date specified in the Option Agreement;

          (ii) Three years after the date of termination of the optionee's employment by the Company or its subsidiaries due to "Retirement" (defined as termination of full time employment on or after the earliest retirement age under any qualified retirement plan of the Company or its subsidiaries which covers the optionee, or age 55 with 5 continuous years of such employment if there is no such plan) or "Disability" (defined as disability for purposes of at least one qualified retirement plan or long term disability plan maintained by the Company or its subsidiaries in which the optionee participates), during which three year period the optionee may exercise the Option to the extent he or she was entitled to exercise it at the time of such termination or such shorter period as may be provided in the Option Agreement;

          (iii) Three years after the date of the optionee's death during which three year period the Option may be exercised by the optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to exercise such Option to the extent the optionee was entitled to exercise it at the time of his or her death;

          (iv) Three months after termination by the Company or one of its subsidiaries of the optionee's employment for any reason other than death, Retirement, Disability or deliberate gross misconduct, determined in the sole discretion of the Committee, during which three month period the Option may be exercised by the optionee to the extent the optionee was entitled to exercise it at the time of such termination;

          (v) Concurrently with the time of termination by the Company or one of its subsidiaries of the optionee's employment for deliberate gross misconduct, determined in the sole discretion of the Committee (for purposes only of this subparagraph (v) an Option shall be deemed to be exercised when the optionee has received the stock certificate representing the shares for which the Option was exercised); or

          (vi) Concurrently with the time of termination by the employee of his or her employment with the Company or one of its subsidiaries for reasons other than Retirement, Disability or death.

     Notwithstanding the above, no Option shall be exercisable after termination of employment unless the optionee shall have, during the entire time period in which his or her Options are exercisable, (a) refrained from becoming or serving as an officer, director, partner or employee of any individual proprietorship, partnership or corporation, or the owner of a business, or a member of a partnership which conducts a business in competition with the Company or renders a service (including without limitation, advertising agencies and business consultants) to competitors with any portion of the business of the Company, (b) made himself or herself available, if so requested by the Company, at reasonable times and upon a reasonable basis to consult with, supply information to, and otherwise cooperate with, the Company and (c) refrained from engaging in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company. If these conditions are not fulfilled, the optionee shall forfeit all rights to any unexercised Option as of the date of the breach of the condition.

     Notwithstanding the provisions of subparagraphs (ii) and
(iii) of this Section 5(g), an Option granted under the Plan to an optionee who dies or terminates employment due to Retirement or Disability before this Plan is approved by the stockholders of the Company, to the extent not validly exercised, shall terminate three years after the date the Plan is approved by the stockholders of the Company.

     (h) Non-transferability of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall not be transferable by the optionee other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall during his or her lifetime be exercisable only by the optionee; provided, however, that the Committee may, in its sole discretion, allow for transfer of Options (other than incentive stock options, unless such transferability would not adversely affect incentive stock option tax treatment) to other persons or entities, subject to such conditions or limitations as it may establish to ensure that transactions with respect to Options intended to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act do not fail to maintain such exemption as a result of the Committee causing Options to be transferrable, or for other purposes; provided further, however, that for any Option that is transferred, other than by the laws of descent and distribution, any related Stock Appreciation Right shall be extinguished.

     (i) Applicable Laws or Regulations. The Company's obligation to sell and deliver stock under the Option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations.

     (j) Limitations on Incentive Stock Options. To the extent that the aggregate fair market value of the Company's Common Stock, determined at the time of grant in accordance with the provisions of Section 5(b), with respect to which incentive stock options granted under this or any other Plan of the Company are exercisable for the first time by an optionee during any calendar year exceeds $100,000, or such other amount as may be permitted under the Code, such excess shall be considered non-qualified stock options.

     Notwithstanding anything in the Plan to the contrary, any incentive stock option granted to any individual who, at the time of grant, is the owner, directly or indirectly, of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary thereof, shall (i) have a term not exceeding five years from the date of grant and (ii) shall have an option price per share of not less than 110% of the fair market value of the Company's Common Stock on the date the incentive stock option is granted (determined in accordance with the last sentence of Section 5(b)).

     Section 6.  Stock Appreciation Rights.

     (a) The Committee may, in its sole discretion, from time to time grant Stock Appreciation Rights to certain optionees in connection with any Option granted under this Plan and in connection with Options granted under the 1990 and 1993 Stock Incentive Plans and under the 1985 Stock Option Plan. Stock Appreciation Rights may be granted either at the time of the grant of an Option under the Plan or at any time thereafter during the term of the Option, provided such Stock Appreciation Rights may also be granted with respect to outstanding Options under the 1990 and 1993 Stock Incentive Plans and the 1985 Stock Option Plan. Stock Appreciation Rights may be granted with respect to all or part of the stock under a particular Option.

     (b) Stock Appreciation Rights shall entitle the holder of the related Option, upon exercise, in whole or in part, of the Stock Appreciation Rights, to receive payment in the amount and form determined pursuant to subparagraph (iii) of paragraph (c) of this Section 6. Stock Appreciation Rights may be exercised only to the extent that the related Option has not been exercised. The exercise of Stock Appreciation Rights shall result in a pro rata surrender of the related Option to the extent that the Stock Appreciation Rights have been exercised.

     (c) Stock Appreciation Rights shall be subject to such terms and conditions which are not inconsistent with the Plan as shall from time to time be approved by the Committee and reflected in the applicable Option Agreement (or in a separate document, which shall be considered for purposes of the Plan to be incorporated into and part of the applicable Option Agreement), and to the following terms and conditions.

     (i) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

     (ii) Subject to Section 9, Stock Appreciation Rights and any Options to which they relate shall in no event be exercisable during the first six months after the date of grant; provided that this limitation shall apply only to persons who are subject to Section 16(b) of the Exchange Act.

     (iii) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to elect to receive therefor payment in the form of shares of the Company's Common Stock (rounded down to the next whole number so no fractional shares are issued), cash or any combination thereof in an amount equal in value to the difference between the Option Price per share and the fair market value per share of Common Stock on the date of exercise multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised, subject to any limitation on such amount which the Committee may in its discretion impose at the time of grant of the Stock Appreciation Rights. Such election as to the form of payment shall be subject to the consent of the Committee which consent or disapproval may be given at any time after the election to which it relates. The fair market value of Common Stock shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Stock Appreciation Right is exercised or if no transaction on the Consolidated Transaction Reporting System occurred on such date, then on the last preceding day on which a transaction did take place.

     (iv) Any exercise of Stock Appreciation Rights by an officer or director subject to Section 16(b) of the Exchange Act, as well as any election by such officer or director as to the form of payment of Stock Appreciation Rights (Common Stock, cash or any combination thereof), which election is subject to the consent of the Committee in its sole discretion as provided in subparagraph (iii) hereof, shall be made during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the twelfth business day following the date of such release. In the event that such a director or officer exercises a Stock Appreciation Right for cash or stock pursuant to this Section 6 during a "window period" as provided in Rule 16b-3 under the Exchange Act, the day on which such right is effectively exercised shall be that day, if any, during such "window period" which is designated by the Committee in its discretion for all such exercises by such individuals during such period. If no such day is designated, the day of effective exercise shall be determined in accordance with normal administrative practices of the Plan. This clause (iv) shall cease to apply at the discretion of the Committee if any amendment or Securities and Exchange Commission interpretation of such Rule 16b-3 makes the application of this clause (iv) unnecessary to exempt the grant and/or exercise of Stock Appreciation Rights from the application of Section 16(b) of the Exchange Act.

     (d) To the extent that Stock Appreciation Rights shall be exercised, the Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitations set forth in the Plan under which such Options shall have been granted. Any shares of Common Stock which are not purchased due to the surrender in whole or in part of an Option pursuant to this Section 6 shall not be available for granting further Options under the Plan.

     Section 6A.    Deferral.

     (a) Notwithstanding anything herein to the contrary, an optionee may elect, at the discretion of, and in accordance with rules which may be established by, the Committee, to defer delivery of the proceeds of exercise of an unexercised Option or the corresponding Stock Appreciation Right, provided such election is irrevocable and is made (i) at least six months prior to the date that such Option or the corresponding Stock Appreciation Right otherwise would expire and (ii) at least one month prior to the date such Option or the corresponding Stock Appreciation Right is exercised (or such shorter period as may be determined by the Committee). Upon such exercise, the amount deferred shall be equal in value to the difference between the Option Price per share and the fair market value per share of the Common Stock on the date of exercise (determined in accordance with Section 5(b)), multiplied by the number of shares covered by such exercise and in respect of which the optionee shall have made the deferral election, and shall be credited to an account in the name of the optionee on the books and records of the Company (a "Deferred Compensation Account") at the date of exercise. A separate Deferred Compensation Account shall be maintained with respect to each Option or corresponding Stock Appreciation Right subject to an effective deferral election.

     (b) Interest shall be credited on amounts in the Deferred Compensation Account from the date of exercise of the Option or the corresponding Stock Appreciation Right to the date of payment, at the rate of interest determined by the Committee and communicated to the optionees. The value of an optionee's Deferred Compensation Account shall be payable in a lump sum cash payment or in annual installments over a period not to exceed 10 years or as otherwise determined by the Committee. At the time an optionee makes such deferral election, the optionee shall elect the form of payment and date for lump sum payment or commencement of annual payments of the Deferred Compensation Account, with such date at least one year subsequent to the date of exercise of the Option or corresponding Stock Appreciation Right, but not later than the date of the optionee's termination of employment with Company. Notwithstanding any election by an optionee, in the event of Disability or death of the optionee, the optionee's Deferred Compensation Account shall be paid within 90 days in the form of a single lump sum.

     (c) Notwithstanding the deferred payment date elected by the optionee, the Committee may, in its discretion, allow for early payment of an optionee's Deferred Compensation Account in the event of an "unforeseeable emergency." For this purpose, an unforeseeable emergency shall be defined as an unanticipated emergency that is caused by an event beyond the control of the optionee and that would result in severe financial hardship to the optionee if early withdrawal were not permitted. Any withdrawal on account of an unforeseeable emergency must be limited to the amount necessary to meet the emergency. The above provisions regarding a withdrawal upon an unforeseeable emergency shall be interpreted in accordance with published revenue procedures, regulations, releases or interpretations. In addition, Deferred Compensation Accounts may be distributed on an accelerated basis in the discretion of the Committee.

     (d) Optionees have the status of general unsecured creditors of the Company with respect to their Deferred Compensation
Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

     (e) An optionee's right to benefit payments under the Plan with respect to the Deferred Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished by creditors of the optionee or the optionee's beneficiary and any attempt to do so shall be void.

     Section 7. Restricted Stock Performance Awards. The Committee may, in its sole discretion, from time to time, make awards of shares of the Company's Common Stock or awards of units representing shares of the Company's Common Stock, up to 2,000,000 shares in the aggregate (such number to be adjusted without further action to 4,000,000 in accordance with Section 8 hereof upon the consummation of the stock split referred to in Section 3), to such officers and other key employees of the Company and its subsidiaries in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Committee shall establish ("Restricted Stock"). The terms, conditions and restrictions of any Restricted Stock award made under this Plan shall be set forth in an agreement or agreements between the Company and the recipient of the award.

     (a) Issuance of Restricted Stock. The Committee shall determine the manner in which Restricted Stock shall be held during the period it is subject to restrictions.

     (b) Stockholder Rights. Beginning on the date of grant of the Restricted Stock award and subject to the execution of the award agreement by the recipient of the award and subject to the terms, conditions and restrictions of the award agreement, the Committee shall determine to what extent the recipient of the award has the rights of a stockholder of the Company including, but not limited to, whether or not the employee receiving the award has the right to vote the shares or to receive dividends or dividend equivalents.

     (c) Restriction on Transferability. None of the shares or units of a Restricted Stock award may be assigned or transferred, pledged or sold prior to their delivery to a recipient or, in the case of a recipient's death, to the recipient's legal representative or legatee or such other person designated by an appropriate court; provided, however, that the Committee may, in its sole discretion, allow for transfer of shares or units of a Restricted Stock Award to other persons or entities.

     (d) Delivery of Shares. Upon the satisfaction of the terms, conditions and restrictions contained in the Restricted Stock award agreement or the release from the terms, conditions and restrictions of a Restricted Stock award agreement, as determined by the Committee, the Company shall deliver, as soon as practicable, to the recipient of the award (or permitted transferee), or in the case of his or her death to his or her legal representative or legatee or such other person designated by an appropriate court, a stock certificate for the appropriate number of shares of the Company's Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     (e) Forfeiture of Restricted Stock. Subject to Section 7(f), all of the restricted shares or units with respect to a Restricted Stock award shall be forfeited and all rights of the recipient with respect to such restricted shares or units shall terminate unless the recipient continues to be employed by the Company or its subsidiaries until the expiration of the forfeiture period and the satisfaction of any other conditions set forth in the award agreement.

     (f) Waiver of Forfeiture Period. Notwithstanding any other provisions of the Plan, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any award agreement under certain circumstances (including the death, Disability or Retirement of the recipient of the award or a material change in circumstances arising after the date of an award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted shares) as the Committee shall deem appropriate.

     Section 8. Adjustment in Event of Change in Stock. Subject to Section 9, in the event of stock split, stock dividend, cash dividend (other than a regular cash dividend), combination of shares, merger, or other relevant change in the Company's capitalization, the Committee shall, subject to the approval of the Board of Directors, appropriately adjust the number and kind of shares available for issuance under the Plan, the number, kind and Option Price of shares subject to outstanding Options and Stock Appreciation Rights and the number and kind of shares subject to outstanding Restricted Stock awards; provided, however, that to the extent permitted in the case of incentive stock options by Sections 422 and 424 of the Code, in the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares or dividend, appropriate adjustment in the number and kind of shares as to which Options may be granted and as to which Options or portions thereof then unexercised shall be exercisable, and in the Option Price thereof, shall be made to the end that the proportionate number of shares or other securities as to which Options may be granted and the optionee's proportionate interests under outstanding Options shall be maintained as before the occurrence of such event; provided, that any such adjustment in shares subject to outstanding Options (including any adjustments in the Option Price) shall be made in such manner as not to constitute a modification as defined by subsection (h)(3) of Section 424 of the Code; and provided, further, that, in the event of an adjustment in the number or kind of shares under a Restricted Stock award pursuant to this Section 8, any new shares or units issued to a recipient of a Restricted Stock award shall be subject to the same terms, conditions and restrictions as the underlying Restricted Stock award for which the adjustment was made.

Section 9.  Effect of a Change of Control.

     (a) For purposes of this Section 9, "Change in Control" shall, unless the Board of Directors of the Company otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the applicable award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Permitted Holder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years, individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, "Permitted Holder" means (i) the Company, (ii) any corporation, partnership, trust or other entity controlled by the Company and (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any such controlled entity.

     (b) Except to the extent reflected in a particular award agreement, in the event of a Change of Control:

     (i) notwithstanding any vesting schedule, or any other limitation on exercise or vesting, with respect to an award of Options, Stock Appreciation Rights or Restricted Stock, such Options or Stock Appreciation Rights shall become immediately exercisable with respect to 100 percent of the shares subject thereto, and the restrictions shall expire immediately with respect to 100 percent of such Restricted Stock award; and

     (ii) the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options, Stock Appreciation Rights or Restricted Stock awards and pay to the holders thereof, in cash, the value of such awards based upon the highest price per share of Company Common Stock received or to be received by other stockholders of the Company in connection with the Change of Control.

     Section 10. Amendment and Discontinuance. The Board of Directors of the Company may from time to time amend or revise the terms of the Plan, or may discontinue the Plan at any time as permitted by law, provided, however, that such amendment shall not (except as provided in Section 8), without further approval of the stockholders, (i) increase the aggregate number of shares with respect to which awards may be made under the Plan; (ii) change the manner of determining the Option Price (other than determining the fair market value of the Common Stock to conform with applicable provisions of the Code or regulations and interpretations thereunder); (iii) extend the term of the Plan or the maximum period during which any Option may be exercised or (iv) make any other change which, in the absence of stockholder approval, would cause awards granted under the Plan which are then outstanding, or which may be granted in the future, to fail to meet the exemptions provided by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. No amendments, revision or discontinuance of the Plan shall, without the consent of an optionee or a recipient of a Restricted Stock award, in any manner adversely affect his or her rights under any Option theretofore granted under the Plan.

     Section 11. Effective Date and Duration. The Plan was adopted by the Board of Directors of the Company on January 25, 1996, subject to approval by the stockholders of the Company at a meeting to be held in April 1996. Neither the Plan nor any Option or Stock Appreciation Right or Restricted Stock award shall become binding until the Plan is approved by a vote of the stockholders in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and Sections 162(m) and 422(b)(1) of the Code. No Option may be granted and no stock may be awarded under the Plan before January 25, 1996 nor after January 24, 2006.

     Section 12.  Tax Withholding.   Notwithstanding any other
provision of the Plan, the Company or its subsidiaries, as appropriate, shall have the right to deduct from all awards under the Plan cash and/or stock, valued at fair market value on the date of payment in accordance with Section 5(b), in an amount necessary to satisfy all federal, state or local taxes as required by law to be withheld with respect to such awards. In the case of awards paid in the Company's Common Stock, the optionee or permitted transferee may be required to pay to the Company or a subsidiary thereof, as appropriate, the amount of any such taxes which the Company or subsidiary is required to withhold, if any, with respect to such stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of the Company's Common Stock of equivalent fair market value in payment of such withholding tax obligations if the optionee elects to make payment in such manner.

     Section 13.  Construction and Conditions.  The Plan and
Options, Restricted Stock awards, and Stock Appreciation Rights granted thereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such federal law as may be applicable.

     Neither the existence of the Plan nor the grant of any Options or Stock Appreciation Rights or awards of Restricted Stock pursuant to the Plan shall create in any optionee the right to continue to be employed by the Company or its subsidiaries. Employment shall be "at will" and shall be terminable "at will" by the Company or employee with or without cause. Any oral statements or promises to the contrary are not binding upon the Company or the employee.